Statement of Additional Information Supplement
John Hancock Variable Insurance Trust (the Trust)
Disciplined Value Emerging Markets Equity Trust (formerly, Emerging Markets Value Trust) (the fund)
Supplement dated May 30, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective May 30, 2024 (the Effective Date), the following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.
As of the Effective Date, Boston Partners Global Investors, Inc. (Boston Partners) is the sole subadvisor to the fund and, in connection, David Kim is added as the portfolio manager of the fund and is primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, as of the Effective Date, the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to Boston Partners as the subadvisor of the fund, as it specifically relates to the fund’s portfolio manager, will be amended and supplemented as follows to add the portfolio manager information for Mr. Kim:
Portfolio Managers and Other Accounts Managed
The following table shows the portfolio manager at the subadvisor who is jointly and primarily responsible for the day-to-day management of the stated fund’s portfolio.
Fund	Portfolio Manager
Disciplined Value Emerging Markets Equity Trust	David Kim
The following table reflects information regarding other accounts for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.
The following table reflects information as of April 30, 2024:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
David Kim	3	$165	0	$0	0	$0
Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the subadvisor receives a fee based on investment performance are listed in the table below:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
David Kim	0	$0	0	$0	0	$0
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio manager listed above as of April 30, 2024. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. The portfolio manager’s ownership of fund shares is stated in the footnote(s) below the table.
Portfolio Manager	Dollar Range of Shares Owned[1]
David Kim	none
1
As of April 30, 2024, David Kim beneficially owned $0 of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.